Exhibit 24(b)(8.97)
SECOND AMENDMENT

TO SELLING AND SERVICES AGREEMENT

            This Second Amendment dated August 5, 2 009 is made to Selling And Services Agreement  (Amendment)  between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) (“ILIAC”), ING Institutional Plan Services, LLP (“ING Institutional”), ING Financial Advisers, LLC (formerly Aetna Investment Services, Inc.) (“ING Financial”) (collectively “ING”,  “You” or “Your”), and Legg Mason Investor Services, LLC (“Distributor”, “LMIS”, “We” or “Us”) collectively  (the “Parties”).

            WHEREAS, ING Institutional is a limited liability company that provides various recordkeeping and other administrative services to certain Plans; and

            WHEREAS, Legg Mason Wood Walker Incorporated (“LMWW”) ILIAC and ING Financial  entered into a  Selling and Services Agreement dated as of February 1, 2001, and LMWW, ILIAC and ING Financial entered into an Amendment to Schedule “A” to Selling and Services Agreement dated as of  December 31, 2004 (the “Agreement”).  Terms defined in the Agreement are used herein as therein defined; and

WHEREAS, LMWW, formerly a wholly-owned subsidiary of Legg Mason, Inc., was sold to Citigroup, Inc, effective December 1, 2005 (the “Transaction”); and

WHEREAS LMIS is also a wholly-owned subsidiary of Legg Mason, Inc. and was appointed by the Funds as the successor to LMWW’s mutual fund underwriting and distribution activities on behalf of the Funds prior to completion of the Transaction; and

WHEREAS, LMWW assigned all of its rights and obligations under the Agreement to the Distributor effective December 1, 2005 and the Distributor accepted such assignment; and

WHEREAS, the Parties desire to amend the Agreement to reflect the substitution of LMIS for LMWW as the Distributor; and

            WHEREAS, the Parties wish to add ING Institutional to the Agreement; and

            WHEREAS, the Parties wish to amend certain other provisions of the Agreement, as provided below.

            NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Parties agree as follows:

1.                ING Institutional is hereby added to the Agreement as an additional recordkeeper, and all provisions relating to ILIAC in the Agreement are hereby amended to refer to both ILIAC and ING Institutional.  The defined term “ING” (formerly Aetna) in the Agreement is hereby amended to include ILIAC, ING Institutional, and ING Financial.

2.                Assignment to LMIS.

ILIAC and ING Financial acknowledges (i) that LMWW has assigned the Agreement to LMIS, effective December 1, 2005, that LMIS is a Legg Mason, Inc. affiliate that is the successor to the mutual fund underwriting and distribution activities formally performed by LMWW, and that in accordance with the provisions of the Agreement ING consents to such assignment.   LMIS acknowledges that is has been made a party to the Agreement and has assumed all of LMWW’s rights, duties and obligations under the Agreement.

            3.        Redemption Fees.

To the extent ING has the systematic capability to administer redemption fees, ING agrees to use best efforts to enforce redemption fees as required by the applicable Prospectus.

4.      Authorization, Services and Duties.

            In making Shares available to Your clients or customers, You agree to comply with all applicable law, including the applicable law and regulation of the jurisdictions in which You sell any Shares directly or indirectly.

5.      Disclosure.

            You agree that with respect to the compensation you receive You will make or cause to be made disclosure of such payments as required by applicable law.

6.       Suitability.

                       You agree that it is Your responsibility to evaluate and determine that any plan level transaction in fund shares (including a transaction in a specific class of fund shares) is a suitable plan level transaction for each client based on client’s objectives and risk profile, to the extent required by law.

7.      Compliance Rule 38a-1.

            You agree to provide Us with any assistance or report that we reasonably request in order to fulfill our duties to assist the Funds with compliance with Rule 38a-1 under the 1940 Act, in our capacity as principal underwriter to each Fund.

            8.      Representations.

With respect to any and all transactions in Class C or R Shares of the Funds pursuant to this Amendment, it is understood and agreed in each case that unless otherwise agreed to by us in writing:

ING Financial is a broker-dealer and ING Financial is legally permitted to receive all compensation contemplated by this Agreement.

       9. Market Timing.

                                                                         2

            You have systems and procedures reasonably designed and implemented to identify market timing/frequent trading patterns.  When market timing is identified by Us or You, You will block the accounts of identified market timers, either under Your procedures or at the Distributors request, as provided by the shareholder information agreement dated April 16, 2007 and effective October 16, 2007.

            10.     Anti-Money Laundering.

            You agree that:  (a) it is Your responsibility for having in place anti-money laundering procedures which comply with Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot) Act of 2001, as amended and the rules promulgated thereunder, and any related state, self-regulatory organization and SEC anti-money laundering laws, rules and regulations and all local laws in jurisdictions in which shares of the funds are distributed, (b) it is Your sole responsibility to take all reasonable steps to determine: (1) the true identity of the client, (2) the source of a client’s funds and (3) that the client is not involved in money laundering activities, and (c) it is Your sole responsibility to comply with any other “know your customer” requirements in accordance with applicable law.  Unless otherwise agreed, it is Your responsibility to implement procedures necessary to monitor client transactions in order to detect attempted or actual money laundering in accordance with applicable law.  You further agree that subject to Section 352 of Title III of the USA Patriot Act to promptly provide us, upon our reasonable request, with documentation relating to your anti-money laundering policies and analysis.

            11.      Blue Sky Registrations.

 Distributor shall notify ING of the states or other jurisdictions in which Shares are currently available for sale to the public.  As of the date of this Amendment, the Fund represents and warrants that all Shares are registered in all states and jurisductions.  The Distributor shall notify ING on a timely basis if any Shares are not registered or should no longer be available for sale.  Distributor shall have no obligation to register or make available Shares in any state or other jurisdiction.     ING represents and warrants that it will not offer Shares of any Fund or Series for sale in any state or jurisdiction where such Shares may not be legally sold or where ING is not qualified to act as a broker-dealer.   ING also represents and warrants that it will not offer Shares of any Fund in any foreign country unless authorized by Distributor.

            12.       Paragraph 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                        2.         Omnibus Account.

The Parties agree that up to two omnibus accounts, each held in the name of the Nominee, may be maintained for those Plan assets directed for investment in the Funds (“Account” or “Accounts").  One such omnibus account may be maintained in connection with Plans for which ILIAC is providing various recordkeeping and other administrative services, and the other such omnibus account may be maintained in connection with Plans for which ING Institutional is providing various recordkeeping and other administrative services.  Alternatively, one Account may be maintained in connection with Plans for which both ILIAC and ING Institutional shall provide such recordkeeping and administrative services.  ILIAC or ING Institutional, as service agents for the Plans, shall facilitate purchase and sale transactions with respect to the Account in accordance with the Agreement.

                                                                         3

13.       Paragraphs 4 and 5 of the Agreement are hereby deleted in their entirety and replaced with the following:

4.         Servicing Fees.  The provision of shareholder and administrative services to the Plans shall be the responsibility of ING Financial, ILIAC, ING Institutional, or the Nominee and shall not be the responsibility of Distributor.  The Nominee will be recognized as the sole shareholder of Fund shares purchased under this Agreement.  It is further recognized that there will be a substantial savings in administrative expense and recordkeeping expenses by virtue of having one shareholder rather than multiple shareholders.  In consideration of the administrative savings resulting from such arrangement, Distributor agrees to pay or cause to be paid an annual fee as specified in Schedule A (attached), based on the average net assets invested in the Funds through ILIAC’s or ING Institutional’s arrangements with Plans in each calendar quarter.  Within thirty (30) days after the end of each calendar quarter Distributor shall provide ILIAC or ING Institutional with a statement showing the aggregate value of ILIAC’s or ING Institutional’s accounts for the preceding quarter and include therewith a payment to ILIAC or ING Institutional for the compensation due ILIAC or ING Institutional in accordance with this paragraph.  If Distributor’s payments to You hereunder in whole or in part are financed by a fund in accordance with a fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act or authorized by a fund’s Board to pay for sub-accounting and/or sub-transfer agent related services outside of a Rule 12b-1 plan, then in the event of the termination, cancellation or modification of such 12b-1 plan or sub-accounting and/or sub-transfer agent fee arrangement by a fund’s board of directors or trustees or shareholders, You agree upon notification at the Distributor’s option to waive its right to receive such compensation hereunder until such time, if ever, as Distributor receives payment.  The Distributor will make payments as provided by this paragraph 4 for all amounts owed prior to the date of termination, cancellation or modification of such 12b-1 plan or sub-accounting and/or sub-transfer agent fee arrangement by a fund’s board of directors or trustees or shareholders.

5.         12b-1 Fees.  To compensate ING Financial for its distribution of Fund Shares, Distributor shall make quarterly payments to ING Financial, as specified in Schedule A (attached), based on the average net assets invested in Fund shares through ILIAC’s or ING Institutional’s arrangements with Plans in each calendar quarter.  Distributor will make such payments to ING Financial within thirty (30) days after the end of each calendar quarter. Each payment will be accompanied by a statement showing the calculation of the fee payable to ING Financial for the quarter and such other supporting data as may be reasonably requested by ING Financial. If Distributor’s payments to You hereunder in whole or in part are financed by a fund in accordance with a fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act or authorized by a fund’s Board to pay for sub-accounting and/or sub-transfer agent related services outside of a Rule 12b-1 plan, then in the event of the termination, cancellation or modification of such 12b-1 plan or sub-accounting and/or sub-transfer agent fee arrangement by a fund’s board of directors or trustees or shareholders, You agree upon notification at the Distributor’s option  to waive its right to receive such compensation hereunder until such time, if ever, as Distributor receives payment.  The Distributor will make payments as provided by this paragraph 5 for all amounts owed prior to the date of termination, cancellation or modification of such 12b-1 plan or sub-accounting and/or sub-transfer agent fee arrangement by a fund’s board of directors or trustees or shareholders.

                                                                         4

            14.       The following is added as Section 12(d) to the Agreement:

(d) Representations of ING Institutional.  ING Institutional represents and warrants:

(i) that it (1) is a limited liability company organized under the laws of the State of Delaware, (2) is in good standing in that jurisdiction, (3) is in material compliance with all applicable federal and state laws, (4) is duly licensed and authorized to conduct business in every jurisdiction where such license or authorization is required, and will maintain such license or authorization in effect at all times during the term of this Agreement, and (5) has full authority to enter into this Agreement and carry out its obligations pursuant to it terms; and

(ii) that it is authorized under the Plans to (1) provide administrative services to the Plans and (2) facilitate transactions in the Fund through the Account.

            15.       The following replaces Section 14(b) of the Agreement:

(b)  Notices.  All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, facsimile, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following address, or at such other addresses as may be designated by notice from such party to all other parties.

            To ILIAC/ING Financial/ING Institutional:

                                    Michael Pignatella

                                    Counsel

                                    ING Americas Legal Services

                                    One Orange Way, C1S

                                    Windsor, CT  06095

                                    Fax: 860-580-4934

                        To Distributor:

                        Legg Mason Investor Services LLC

                        100 Stamford Place, 5th Floor

                        Stamford, CT 06902

                        Attention: Business Development

                        Fax         : 877-563-3019

                                                                         5

Any notice, demand or other communication given in a manner prescribed in this Subsection (b) shall be deemed to have been delivered on receipt.

            16.     Schedule A to the Agreement is hereby deleted and replaced by Schedule A, attached hereto.  Additional Funds may be included or removed from Schedule A by written notice from LMIS to ING.

17.       Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

            18.       This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

ING LIFE INSURANCE AND ANNUITY COMPANY By: /s/ Lisa S. Gilarde Name: Lisa S. Gilarde Title: Vice President	LEGG MASON INVESTOR SERVICES, LLC. By: /s/ Kimberly Mustin Name: Title:
ING Financial ADvisers, LLC By: /s/ David Kelsey Name: David Kelsey Title: COO/VP
ING INSTITUTIONAL PLAN SERVICES, LLC By: /s/ Michelle Sheiowitz attorney in fact Name: Michelle Sheiowitz Title: Vice President

                                                                         6

Schedule A

€Legg Mason Partners Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
@Western Asset Emerging Markets Debt Portfolio	A	LWEAX	52469L694
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	A	LMUAX	52469H412
Legg Mason Partners Adjustable Rate Income Fund	A	ARMZX	52468A608
Legg Mason Partners Aggressive Growth Fund	A	SHRAX	52468C109
Legg Mason Partners All Cap Fund	A	SPAAX	52469G786
Legg Mason Partners Appreciation Fund	A	SHAPX	52468E105
Legg Mason Partners Capital and Income Fund	A	SOPAX	52469H636
Legg Mason Partners Capital Fund	A	SCCAX	524694106
Legg Mason Partners Convertible Fund	A	SCRAX	52469H586
Legg Mason Partners Core Bond Fund	A	TRBAX	52469F549
Legg Mason Partners Core Plus Bond Fund	A	SHMGX	52468W105
Legg Mason Partners Corporate Bond Fund	A	SIGAX	52469F317
Legg Mason Partners Diversified Large Cap Growth Fund	A	CFLGX	52469H545
Legg Mason Partners Dividend Strategy Fund	A	GROAX	52467T772
Legg Mason Partners Emerging Markets Equity Fund	A	SMKAX	52469H677
Legg Mason Partners Equity Fund, Inc	A	LMQAX	524695202
Legg Mason Partners Equity Income Builder Fund	A	LMOAX	52469H248
Legg Mason Partners Financial Services Fund	A	SBFAX	52469R105
Legg Mason Partners Fundamental Value Fund	A	SHFVX	52469C108
Legg Mason Partners Global Equity Fund	A	CFIPX	52469H487
Legg Mason Partners Global High Yield Bond Fund	A	SAHYX	52469F465
Legg Mason Partners Global Inflation Management Fund	A	SBGLX	52469F168
Legg Mason Partners Government Securities Fund	A	SGVAX	52469F366
Legg Mason Partners High Income Fund	A	SHIAX	52469F630
Legg Mason Partners International All Cap Opportunity Fund	A	SBIEX	52469X607
Legg Mason Partners Investors Value Fund	A	SINAX	52470J100
Legg Mason Partners Large Cap Growth Fund	A	SBLGX	52469H826
Legg Mason Partners Mid Cap Core Fund	A	SBMAX	52469H768
Legg Mason Permal Tactical Allocation Fund	A	LPTAX	52470J316
Legg Mason Partners Short-Term Bond Fund	A	SBSTX	52469E500
Legg Mason Partners Small Cap Growth Fund	A	SASMX	52470H815
Legg Mason Partners Small Cap Value Fund	A	SBVAX	52469G513
Legg Mason Partners Social Awareness Fund	A	SSIAX	52469A102
Legg Mason Partners Strategic Income Fund	A	SDSAX	52469F754

€Legg Mason Partners Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Partners Target Retirement Fund	A	LMPAX	52470J373
Legg Mason Partners Target Retirement 2050 Fund	A	LMJAX	52470J449
Legg Mason Partners Target Retirement 2045 Fund	A	LMKAX	52470J514
Legg Mason Partners Target Retirement 2040 Fund	A	LMYAX	52470J571
Legg Mason Partners Target Retirement 2035 Fund	A	LMNAX	52470J647
Legg Mason Partners Target Retirement 2030 Fund	A	LMVAX	52470J712
Legg Mason Partners Target Retirement 2025 Fund	A	LMXAX	52470J779
Legg Mason Partners Target Retirement 2020 Fund	A	LMWAX	52470J845
Legg Mason Partners Target Retirement 2015 Fund	A	LMFAX	52470J704

€Legg Mason Partners Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Partners Lifestyle Allocation 30%	A	SBCPX	52467P853
Legg Mason Partners Lifestyle Allocation 50%	A	SBBAX	52467P804
Legg Mason Partners Lifestyle Allocation 70%	A	SCGRX	52467P812
Legg Mason Partners Lifestyle Allocation 85%	A	SCHAX	52467P762
Legg Mason Partners Lifestyle Allocation 100%	A	LMLAX	52467P671
Legg Mason Partners Lifestyle Income Fund	A	SCAAX	52467P721

Legg Mason Partners Class A - Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and Servicing fees of __ bps.
Fund Name	Class	Ticker	CUSIP
*Legg Mason Partners S&P 500 Index Fund	A	SBSPX	52469H727

Legg Mason Partners Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
@Western Asset Emerging Markets Debt Portfolio	C	LWEXC	52469L686
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	C	LMUCX	52469H388
Legg Mason Partners Adjustable Rate Income Fund	C	ARMGX	52468A806
Legg Mason Partners Aggressive Growth Fund	C	SAGCX	52468C307
Legg Mason Partners All Cap Fund	C	SPBLX	52469G760
Legg Mason Partners Appreciation Fund	C	SAPCX	52468E303
Legg Mason Partners Capital and Income Fund	C	SBPLX	52469H610
Legg Mason Partners Capital Fund	C	SCCCX	524694304

Legg Mason Partners Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Partners Convertible Fund	C	SMCLX	52469H560
Legg Mason Partners Core Bond Fund	C	SBTLX	52469F523
Legg Mason Partners Core Plus Bond Fund	C	SMGLX	52468W303
Legg Mason Partners Corporate Bond Fund	C	SBILX	52469F283
Legg Mason Partners Diversified Large Cap Growth Fund	C	SMDLX	52469H529
Legg Mason Partners Dividend Strategy Fund	C	SCPLX	52467T756
Legg Mason Partners Emerging Markets Equity Fund	C	SBKCX	52469H651
Legg Mason Partners Equity Fund, Inc	C	LMQCX	524695400
Legg Mason Partners Equity Income Builder Fund	C	LMOCX	52469H230
Legg Mason Partners Financial Services Fund	C	SFSLX	52469R303
Legg Mason Partners Fundamental Value Fund	C	SFVCX	52469C306
Legg Mason Partners Global Equity Fund	C	SILLX	52469H461
Legg Mason Partners Global High Yield Bond Fund	C	SHYCX	52469F440
Legg Mason Partners Global Inflation Management Fund	C	SBUFX	52469F150
Legg Mason Partners Government Securities Fund	C	SGSLX	52469F341
Legg Mason Partners High Income Fund	C	SHICX	52469F614
Legg Mason Partners International All Cap Opportunity Fund	C	SBICX	52469X805
Legg Mason Partners Investors Value Fund	C	SINOX	52470J308
Legg Mason Partners Large Cap Growth Fund	C	SLCCX	52469H792
Legg Mason Partners Mid Cap Core Fund	C	SBMLX	52469H743
Legg Mason Permal Tactical Allocation Fund	C	LPTCX	52470J290
Legg Mason Partners Short-Term Bond Fund	C	SSTLX	52469E708
Legg Mason Partners Small Cap Growth Fund	C	SCSMX	52470H781
Legg Mason Partners Small Cap Value Fund	C	SBVLX	52469G489
Legg Mason Partners Social Awareness Fund	C	SESLX	52469A300
Legg Mason Partners Strategic Income Fund	C	SDSIX	52469F739

Legg Mason Partners Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Partners Target Retirement Fund	C	LMRCX	52470J365
Legg Mason Partners Target Retirement 2050 Fund	C	LMJCX	52470J431
Legg Mason Partners Target Retirement 2045 Fund	C	LMKCX	52470J498
Legg Mason Partners Target Retirement 2040 Fund	C	LMHCX	52470J563
Legg Mason Partners Target Retirement 2035 Fund	C	LMTCX	52470J639
Legg Mason Partners Target Retirement 2030 Fund	C	LMVCX	52470J696

Legg Mason Partners Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Partners Target Retirement 2025 Fund	C	LMXCX	52470J761
Legg Mason Partners Target Retirement 2020 Fund	C	LMWCX	52470J837
Legg Mason Partners Target Retirement 2015 Fund	C	LMFCX	52470J803
Legg Mason Partners Lifestyle Allocation 30%	C	SBCLX	52467P838
Legg Mason Partners Lifestyle Allocation 50%	C	SCBCX	52467P879
Legg Mason Partners Lifestyle Allocation 70%	C	SCGCX	52467P788
Legg Mason Partners Lifestyle Allocation 85%	C	SCHCX	52467P747
Legg Mason Partners Lifestyle Allocation 100%	C	LMYCX	52467P655
Legg Mason Partners Lifestyle Income Fund	C	SCILX	52467P697

Legg Mason Partners Institutional Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	I	LMUIX	52469H354
Legg Mason Partners U.S. Large Cap Equity Fund	I	LMTIX	52469H297

Legg Mason Partners Institutional Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name

	Class	Ticker	CUSIP

Western Asset Global High Yield Bond Portfolio

	I	SIHYX	52469F473

Western Asset Emerging Markets Debt Portfolio

	I	SEMDX	52469F481
Legg Mason Partners Adjustable Rate Income Fund	I	SBAYX	52468A889
Legg Mason Partners Aggressive Growth Fund	I	SAGYX	52468C406
Legg Mason Partners All Cap Fund	I	LACIX	52469G752
Legg Mason Partners Appreciation Fund	I	SAPYX	52468E402
Legg Mason Partners Capital and Income Fund	I	SOPYX	52469H594
Legg Mason Partners Capital Fund	I	SACPX	524694403
Legg Mason Partners Convertible Fund	I	SCVYX	52469H552
+Legg Mason Partners Core Plus Bond Fund	I	SMGYX	52468W402
Legg Mason Partners Corporate Bond Fund	I	SIGYX	52469F275
Legg Mason Partners Diversified Large Cap Growth Fund	I	LADIX	52469H511
Legg Mason Partners Dividend Strategy Fund	I	LMBIX	52467T749
Legg Mason Partners Emerging Markets Equity Fund	I	SBEYX	52469H644
Legg Mason Partners Equity Fund	I	LMQIX	524695509
Legg Mason Partners Equity Income Builder Fund	I	LMIOX	52469H198
Legg Mason Partners Financial Services Fund	I	TBD	52469R402
Legg Mason Partners Fundamental Value Fund	I	SFVYX	52469C405
Legg Mason Partners Global Equity Fund	I	SMYIX	52469H453
+Legg Mason Partners Global High Yield Bond Fund	I	SHYOX	52469F432

Legg Mason Partners Institutional Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Legg Mason Partners Government Securities Fund	I	SGSYX	52469F333
+Legg Mason Partners High Income Fund	I	SHIYX	52469F598
Legg Mason Partners International All Cap Opportunity Fund	I	SBIYX	52469X888
Legg Mason Partners Investors Value Fund	I	SAIFX	52470J407
Legg Mason Partners Large Cap Growth Fund	I	SBLYX	52469H784
Legg Mason Partners Mid Cap Core Fund	I	SMBYX	52469H735
Legg Mason Permal Tactical Allocation Fund	I	LPTIX	52470J274
+Legg Mason Partners Short-Term Bond Fund	I	SBSYX	52469E807
Legg Mason Partners Small Cap Growth Fund	I	SBPYX	52470H765
Legg Mason Partners Small Cap Value Fund	I	SMCYX	52469G471
Legg Mason Partners Social Awareness Fund	I	LMRNX	52469A409
Legg Mason Partners Strategic Income Fund	I	SDSYX	52469F721

Legg Mason Partners Institutional Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Partners Target Retirement Fund	I	LMIMX	52470J332
Legg Mason Partners Target Retirement 2050 Fund	I	LMJIX	52470J399
Legg Mason Partners Target Retirement 2045 Fund	I	LMKIX	52470J464
Legg Mason Partners Target Retirement 2040 Fund	I	LMNRX	52470J530
Legg Mason Partners Target Retirement 2035 Fund	I	LMNIX	52470J597
Legg Mason Partners Target Retirement 2030 Fund	I	LMVIX	52470J662
Legg Mason Partners Target Retirement 2025 Fund	I	LMXIX	52470J738
Legg Mason Partners Target Retirement 2020 Fund	I	LMWIX	52470J795
Legg Mason Partners Target Retirement 2015 Fund	I	LMFIX	52470J860

Legg Mason Partners Institutional Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Partners Lifestyle Allocation 30%	I	LMGIX	52467P820
Legg Mason Partners Lifestyle Allocation 50%	I	LMEIX	52467P861
Legg Mason Partners Lifestyle Allocation 70%	I	TBD	52467P770
Legg Mason Partners Lifestyle Allocation 85%	I	LANIX	52467P739
Legg Mason Partners Lifestyle Allocation 100%	I	LMYIX	52467P648
Legg Mason Partners Lifestyle Income Fund	I	TBD	52467P689

Legg Mason Partners Class R – Funds with annual compensation on assets comprised of [12b-1 (which is currently __ bps) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	R	LMURX	52469H362
Legg Mason Partners Aggressive Growth Fund, Inc	R	LMPRX	52468C505
Legg Mason Partners Appreciation Fund, Inc	R	LMPPX	52468E501
Legg Mason Partners Capital & Income Fund	R	LMMRX	52469H271
Legg Mason Partners Core Bond Fund	R	LMPTX	52469F499
Legg Mason Partners Core Plus Bond Fund	R	LMPCX	52468W501
@ Legg Mason Partners Emerging Markets Equity Fund	R	TBD	TBD
Legg Mason Partners Equity Income Builder Fund	R	LMROX	52469H214
Legg Mason Partners Large Cap Growth Fund	R	LMPLX	52469H693
Legg Mason Partners Mid Cap Core Fund	R	LMREX	52469H172
@ Legg Mason Permal Tactical Allocation Fund	R	TBD	TBD
Legg Mason Partners Small Cap Growth Fund	R	LMPOX	52470H690
Legg Mason Partners Target Retirement Fund	R	LMERX	52470J340
Legg Mason Partners Target Retirement 2050 Fund	R	LMJRX	52470J415
Legg Mason Partners Target Retirement 2045 Fund	R	LMKRX	52470J472
Legg Mason Partners Target Retirement 2040 Fund	R	LMYRX	52470J548
Legg Mason Partners Target Retirement 2035 Fund	R	LMRRX	52470J613
Legg Mason Partners Target Retirement 2030 Fund	R	LMQRX	52470J670
Legg Mason Partners Target Retirement 2025 Fund	R	LMXRX	52470J746
Legg Mason Partners Target Retirement 2020 Fund	R	LMWRX	52470J811
Legg Mason Partners Target Retirement 2015 Fund	R	LMFRX	52470J878

Legg Mason Partners Class IS – No compensation may be paid. This is a no -12b1 share class with no recordkeeping fees or revenue share.
Fund Name	Class	Ticker	CUSIP
@ X Western Asset Emerging Markets Debt Portfolio	IS	LWISX	52469L678
X Legg Mason Partners Aggressive Growth Fund	IS	LSIFX	52468C703
X Legg Mason Partners Appreciation Fund	IS	LMESX	52468E709
X Legg Mason Partners Capital Fund	IS	LMFLX	524694601
X Legg Mason Partners Equity Income Builder Fund	IS	LMSOX	52469H180
X Legg Mason Partners Fundamental Value Fund	IS	LSISX	52469C504
X Legg Mason Partners International All Cap Opportunity Fund	IS	LSIUX	52469X870
X Legg Mason Partners Investors Value Fund	IS	LMLSX	52470J605
@X Legg Mason Partners Large Cap Growth Fund	IS	LSITX	52469H255
X Legg Mason Partners Mid Cap Core Fund	IS	LSIRX	52469H263
X Legg Mason Permal Tactical Allocation Fund	IS	LPTSX	52470J266

Legg Mason Partners Class IS – No compensation may be paid. This is a no -12b1 share class with no recordkeeping fees or revenue share.
Fund Name	Class	Ticker	CUSIP
X Legg Mason Partners Small Cap Growth Fund	IS	LMOIX	52470H666
X Legg Mason Partners Target Retirement Fund	IS	LMRSX	52470J324
X Legg Mason Partners Target Retirement 2050 Fund	IS	LMJSX	52470J381
X Legg Mason Partners Target Retirement 2045 Fund	IS	LMKSX	52470J456
X Legg Mason Partners Target Retirement 2040 Fund	IS	LMYSX	52470J522
X Legg Mason Partners Target Retirement 2035 Fund	IS	LMSSX	52470J589
X Legg Mason Partners Target Retirement 2030 Fund	IS	LMVSX	52470J654
X Legg Mason Partners Target Retirement 2025 Fund	IS	LMXSX	52470J720
X Legg Mason Partners Target Retirement 2020 Fund	IS	LMWSX	52470J787
X Legg Mason Partners Target Retirement 2015 Fund	IS	LMFSX	52470J852
X Legg Mason Partners U.S. Large Cap Equity Fund	IS	LMISX	52469H289

! Legg Mason Partners Money Market Funds – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Western Asset Money Market Exchange A	Exchange A	LMTXX	52470R722

Western Asset Government Money Market Fund Exchange A

	Exchange A	LMKXX	52470R714

Western Asset Municipal Money Market Fund Exchange A

	Exchange A	LMUXX	52470R730

Legg Mason Partners Class P – Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
14 % Legg Mason Partners Corporate Bond Fund	P	LCBPX	52469L660

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (as per the then current prospectus) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Amer Ldg Cos Trust	A	LGAAX	52468V107
Legg Mason Classic Valuation Fund	A	LMCAX	52465K500
^Legg Mason Emerging Markets Trust	A	LMRAX	52465U839
Legg Mason Growth Trust	A	LGGAX	52465Y500
Legg Mason Opportunity Trust	A	LGOAX	52465G301
Legg Mason Special Investment Trust	A	LMSAX	524904505
Legg Mason Value Trust	A	LGVAX	524659505
Legg Mason US Small-Cap Value Trust	A	LMZAX	524926201

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (as per the then current prospectus) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

^Legg Mason International Equity Trust	A	LMEAX	52465U847

Legg Mason Class C – For plans sold on or after the date of this amendment: Funds with annual compensation on assets comprised of 12b-1 (as per the then current prospectus) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two. For plans sold prior to the date of this amendment: Funds with annual compensation on assets comprised of 12b-1 (as per the then current prospectus) and recordkeeping fees of __bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Amer Ldg Cos Trust	C	LMALX	52465Q101
^Legg Mason Emerging Markets Trust	C	LMEMX	52465U508
Legg Mason Growth Trust	C	LMGTX	52465Y104

Legg Mason Class C – For plans sold on or after the date of this amendment: Funds with annual compensation on assets comprised of 12b-1 (as per the then current prospectus) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two. For plans sold prior to the date of this amendment: Funds with annual compensation on assets comprised of 12b-1 (as per the then current prospectus) and recordkeeping fees of __bps.

Fund Name	Class	Ticker	CUSIP
^Legg Mason International Equity Trust	C	LMGEX	52465U201
Legg Mason Opportunity Trust	C	LMOPX	52465G103
Legg Mason Special Investment Trust	C	LMASX	524904109
Legg Mason Value Trust	C	LMVTX	524659109
Legg Mason US Small-Cap Value Trust	C	LMSVX	52465Q507

€Legg Mason Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently __bps) and recordkeeping fees of __bps

Fund Name	Class	Ticker	CUSIP
@ Legg Mason Amer Ldg Cos Trust	FI	LGALX	52465Q861
^Legg Mason Emerging Markets Trust	FI	LGFMX	52465C201
^Global Opportunities Bond Fund	FI	GOBFX	37947Q209
Legg Mason Growth Trust	FI	LMGFX	52465Y302
^Legg Mason International Equity Trust	FI	LGFEX	52465D209
Legg Mason Opportunity Trust	FI	LMOFX	52467D108
Legg Mason Special Investment Trust	FI	LGASX	524904307
Legg Mason Value Trust	FI	LMVFX	524659307

Legg Mason Class I – Funds with annual recordkeeping compensation on assets of __ bps.

Fund Name	Class	Ticker	CUSIP
Legg Mason Amer Ldg Cos Trust	I	LGAMX	52465Q200
Legg Mason Classic Valuation Fund	I	LMCIX	52465K401
Legg Mason Class I – Funds with annual recordkeeping compensation on assets of __ bps.
Fund Name	Class	Ticker	CUSIP
^Legg Mason Emerging Markets Trust	I	LGEMX	52465U607
@ Legg Mason Global Income Trust	I	TBD	TBD
^Global Opportunities Bond Fund	I	GOBIX	37947Q308
Legg Mason Growth Trust	I	LMGNX	52465Y203
^Legg Mason International Equity Trust	I	LGIEX	52465U409
Legg Mason Investment Grade Income Portfolio	I	LIGIX	524905601
Legg Mason Limited Duration Bond Portfolio	I	LMLIX	524905502
Legg Mason Opportunity Trust	I	LMNOX	52465G202
Legg Mason Special Investment Trust	I	LMNSX	524904208
Legg Mason Value Trust	I	LMNVX	524659208
Legg Mason US Small-Cap Value Trust	I	LUSIX	52465Q606
^Batterymarch U.S. Small Cap Equity Portfolio	I	LMSIX	502082811

Legg Mason Class R - Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.

Fund Name	Class	Ticker	CUSIP
Legg Mason Growth Trust	R	LMGRX	52465Y401
^Legg Mason International Equity Trust	R	LMIRX	52465U870
Legg Mason Opportunity Trust	R	LMORX	52467D207
Legg Mason Special Investment Trust	R	LMARX	524604406
Legg Mason Value Trust	R	LMVRX	524659406

Legg Mason Class IS – No compensation may be paid. This is a no-12b1 share class with no recordkeeping fees or revenue share.

Fund Name	Class	Ticker	CUSIP
X ^Legg Mason International Equity Trust	IS	LIESX	52465U854
X ^Legg Mason Emerging Markets Trust	IS	LMGSX	52465U862
X ^Global Opportunities Bond Fund	IS	GOBIX	37947Q100

Western Asset Class FI –  Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __ bps.

Fund Name	Class	Ticker	CUSIP
WA Absolute Return Portfolio	FI	WARIX	957663693
WA Core Bond Portfolio	FI	WAPIX	957663404
WA Core Plus Bond Portfolio	FI	WACIX	957663602
@ WA Enhanced Equity Portfolio	FI	TBD	957663784
@ WA Global Strategic Income Portfolio	FI	TBD	957663727
@ WA High Yield Portfolio	FI	TBD	957663834
@ WA Intermediate Bond Portfolio	FI	WAIFX	957663800
Western Asset Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
@ WA Intermediate Plus Bond Portfolio	FI	TBD	957663818
@ WA Money Market Portfolio	FI	TBD	957663768
@ WA Non - US Opportunity Bond Portfolio	FI	TBD	957663859
@ WA US Govt Money Market Portfolio	FI	TBD	957663743

Western Asset Class I – Funds with annual recordkeeping compensation on assets of __ bps

Fund Name	Class	Ticker	CUSIP
WA Absolute Return Portfolio	I	WAARX	957663719
WA Core Bond Portfolio	I	WATFX	957663305
WA Core Plus Bond Portfolio	I	WACPX	957663503
@ WA Enhanced Equity Portfolio	I	TBD	957663792
@ WA Global Strategic Income Portfolio	I	TBD	957663735
WA High Yield Portfolio	I	WAHYX	957663842
WA Inflation Indexed Plus Bond Portfolio	I	WAIIX	957663883
WA Intermediate Bond Portfolio	I	WATIX	957663701
WA Intermediate Plus Bond Portfolio	I	WAIPX	957663826
WA Limited Duration Bond Portfolio	I	WALDX	957663107
@ WA Money Market Portfolio	I	TBD	957663776
@ WA US Govt Money Market Portfolio	I	TBD	957663750
WA Non - US Opportunity Bond Portfolio	I	WAFIX	957663867

Western Asset Class IS –  No compensation may be paid. This is a no-12b1 share class with no recordkeeping fees or revenue share.

Fund Name	Class	Ticker	CUSIP
X WA Absolute Return Portfolio	IS	WAASX	957663685
X WA Core Bond Portfolio	IS	WACSX	957663677
X WA Core Plus Bond Portfolio	IS	WAPSX	957663669
X WA High Yield Portfolio	IS	WAHSX	957663636
@X WA Inflation Indexed Plus Bond Portfolio	IS	WAFSX	957663545
X WA Intermediate Bond Portfolio	IS	WABSX	957663610
X WA Intermediate Plus Bond Portfolio	IS	WAISX	957663594
X WA Limited Duration Bond Portfolio	IS	WALSX	957663586
@X WA Non-US Opportunity Bond Portfolio	IS	WAOSX	957663560

!: Exchangeability and rights of accumulation between LMP/LM/WA Funds of the same share class TBD
^ Funds with redemption fees
+ Available to existing investors only.

X Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund and Institutional Investors. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary, and must make an initial purchase of at least $1 million. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund and may not charge recordkeeping fees to be eligible and further need to be individually assessed as to whether they meet other eligibility requirements, at the sole discretion of the distributor.

* Funds with an exchange differential when exchanged for a Load fund.

@: Currently unavailable for purchase because the fund is not operationally set up. Please contact the Distributor in advance to discuss when the share class or fund may be available for sale The Distributor will then consider whether or not to make the requested share class or fund available for sale and may decline to do so in its sole discretion

14: Effective on or about July 10, 2009
% Not exchangeable. Only existing investors can continue to invest

€: For any individual Fund for which both Class A and Class FI shares are available to investors under this Agreement, only Class FI shares may be offered to new Retirement Plans. Class A shares may continue to be offered to any Retirement Plan that currently purchases Class A shares of that Fund or of any predecessor Fund.

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